SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 25, 1999



                              Quitman Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



          Georgia                        0-23763                   58-2365866
----------------------------          --------------             ---------------
(State or other jurisdiction          (SEC File No.)              (IRS Employer
of incorporation)                                                Identification
                                                                     Number)


602 East Screven Street, Quitman, Georgia                              31643
-----------------------------------------                           ------------
(Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code: (912) 263-7538
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                              QUITMAN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

       (c)   Exhibits:

             Exhibit No. 99 - Press release announcing stock repurchase program.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         QUITMAN BANCORP, INC.



Date: May 28, 1999                       By: /s/ Melvin E. Plair
                                             --------------------------
                                                 Melvin E. Plair
                                                 President